Exhibit 99.1

Silexion, a Clinical-Stage, Oncology-Focused Biotechnology Company, to Become Publicly Traded Via Business Combination with Moringa Acquisition Corp

Silexion’s first generation product, Loder™, successfully tested in a multinational Phase 2a clinical trial in patients with non-resectable pancreatic cancer which harbors an oncogene believed to be a major driver of the cancer

In combination with chemotherapy, Loder resulted in a median overall survival (OS) advantage of 9.3 months over chemotherapy alone (22.7 vs 13.4 months)

Modi’in, Israel and New York, New York, Feb. 22, 2024 (GLOBE NEWSWIRE) -- Moringa Acquisition Corp (Nasdaq: MACA) (“Moringa”), a special purpose acquisition company, today announced it has entered into a business combination agreement with Silexion Ltd. (“Silexion”), a clinical-stage, oncology-focused biotechnology company, that would result in Silexion becoming publicly listed on the Nasdaq. The business combination provides for Silexion’s pre-transaction equity value to be $62.5 million, based on a $10 share price.

The business combination, which has been unanimously approved by the boards of directors of Silexion and Moringa, is expected to close in the third quarter of 2024, subject to the satisfaction of customary closing conditions, including the approval of Silexion and Moringa shareholders and Nasdaq approval of the initial listing of the combined company’s securities.

Ilan Levin, Chief Executive Officer and Chairman of Moringa, noted, “We are incredibly excited to announce the proposed merger with Silexion. Silexion is at the cutting edge of RNA therapeutics, with a first generation product, Loder™, that has demonstrated very impressive results in a multinational Phase 2a clinical trial in patients with non-resectable pancreatic cancer. Specifically, Loder achieved a median overall survival (OS) advantage of 9.3 months in combination with chemotherapy versus chemotherapy alone (22.7 vs 13.4 months) in patients harboring specific mutations in the KRAS oncogene referred to as G12D or G12V. To further enhance the efficacy, Silexion has taken steps to potentially optimize both the siRNA and the delivery system and has moved the development to a second generation product, SIL-204B. We believe the business combination will provide both our respective shareholders the opportunity to participate in the potential of Silexion’s powerful platform as a public company listed on Nasdaq.”

Additional Key Transaction Terms

Moringa will serve as the acquiring entity in the business combination, and is expected to issue 6.25 million shares (on a fully-diluted basis) to Silexion’s current equity holders pursuant to the transaction.

The board of directors of the combined company will consist of seven members, of whom two will be appointed by Moringa’s sponsor.

Additional information about the proposed business combination, including a copy of the business combination agreement, will be provided in one or more Current Reports on Form 8-K to be filed by Moringa with the U.S. Securities and Exchange Commission.

About Silexion

Silexion Therapeutics is a pioneering clinical stage, oncology-focused biotechnology company dedicated to the development of innovative treatments for unsatisfactorily treated solid tumor cancers which have the mutated KRAS oncogene. The company conducted a Phase 2a clinical trial which has shown positive efficacy results in comparison to the control of chemotherapy alone. Silexion’s is committed to pushing the boundaries of therapeutic advancements in the field of oncology, and further developing its second generation product for locally advanced pancreatic cancer.

About Moringa Acquisition Corp

Moringa Acquisition Corp (Nasdaq: MACA), is a publicly-listed special purpose acquisition company. Moringa is registered as a Cayman Islands exempted company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities.

Advisors

Meitar | Law Offices and Greenberg Traurig are serving as legal counsel to Moringa.

Herzog Fox & Neeman is serving as legal counsel to Silexion.

Important Information About the Proposed Transaction and Where to Find It

The proposed business combination will be submitted to shareholders of Moringa for their consideration. Moringa intends to file a registration statement on Form S-4 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) which will include a proxy statement to be distributed to Moringa’s shareholders in connection with Moringa’s solicitation of proxies for the vote by Moringa’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Silexion’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Moringa will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. MORINGA’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT / PROSPECTUS AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT / PROSPECTUS, IN CONNECTION WITH MORINGA’S SOLICITATION OF PROXIES FOR ITS EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT MORINGA, SILEXION AND THE PROPOSED BUSINESS COMBINATION.

Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Moringa, without charge, at the SEC’s website located at www.sec.gov, as well as in the Investor Relations section of the Moringa website at www.moringaac.com

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Silexion’ and Moringa’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Silexion and Moringa. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the expected timing and likelihood of completion of the transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction in the business combination agreement (the “Business Combination Agreement”) not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of Moringa is not obtained; (ii) the potential failure of certain investors who are expected to provide a minimum of $3.5 million of convertible loans to Silexion to provide those convertible loans (the “Convertible Loans”) by the March 10, 2024 deadline for doing so under the Business Combination Agreement; (iii) the potential failure of Moringa’s sponsor to assure that Moringa possesses a minimum of $350,000 of working capital prior to the closing, which is a required condition to Silexion’s completing the business combination; (iv) whether the combined company resulting from the business combination will qualify for listing on the Nasdaq Capital Market or Nasdaq Global Market under its initial listing standards, in particular based on the market value of the combined company’s listed securities, which could be adversely impacted by significant redemptions of Moringa’s remaining public shares prior to the closing; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (vi) costs related to the transaction, including the amount of the deferred underwriting fees that will need to be paid to the underwriters of Moringa’s initial public offering; (vii) whether the Convertible Loans and working capital funding in place for Moringa as of the closing will together suffice for Silexion’s operations following the closing of the business combination; (viii) the potential occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Silexion or Moringa; (ix) the potential disruption of Silexion management’s time from ongoing business operations due to the transaction; (x) whether announcements relating to the transaction will have an adverse effect on the market price of Moringa’s securities; (xi) whether Silexion can continue to meet expected clinical targets in development of its oncology-focused bio-technology products; (xii) risks relating to biotechnology companies generally, including whether clinical trials will be successful and regulatory approvals can be obtained; (xiii) the effects of changes in regulatory requirements for Silexion’s products to obtain regulatory approvals; (xiv) the possibility that the market for Silexion’s products may be adversely affected by adverse macro-economic conditions, including inflation and high interest rates; (xv) risks associated with Silexion being an Israeli company located in Israel and the effect of Israel’s war against Hamas and other terrorist organizations on business conditions for Silexion in Israel; and (xvi) other risks and uncertainties, including those to be identified in the proxy statement/prospectus forming a part of the Registration Statement (when available) relating to the transaction, including those under “Risk Factors,” “Cautionary Note Concerning Forward-Looking Statements” and “Silexion Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in other filings with the SEC by Moringa. Moringa and Silexion caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements. Moringa and Silexion undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

Moringa, Silexion, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Moringa’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Moringa’s shareholders in connection with the proposed business combination will be set forth in the Registration Statement when it is filed with the SEC. You can find more information about Moringa’s directors and executive officers in Moringa’s most recent annual report on Form 10-K, filed with the SEC on March 31, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement when it becomes available. Shareholders, potential investors and other interested persons should read the Registration Statement and other relevant materials to be filed with the SEC regarding the proposed business combination carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts

Moringa
Gil Maman – gil@moringaac.com

Silexion
Crescendo Communications, LLC
Tel: (212) 671-1020
Email: silexion@crescendo-ir.com

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